                                                                      EXHIBIT 24


                               HARMONY BROOK, INC.
                                POWER OF ATTORNEY
     KNOW ALL THESE MEN BY THESE PRESENTS, that the undersigned director of Harmony Brook, Inc., a Minnesota corporation, does hereby make, constitute and appoint James C. Hawley and Donald R. Brattain, and each or any of them, his true and lawful attorneys-in-fact, with full power of substitution, for him and in his name, place and stead to sign and affix his name as director of said Corporation to the Annual Report of the Corporation on Form 10-KSB for the fiscal year ended December 31, 1996, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. within the next sixty (60) days and to file the same, with all exhibits thereto and other supporting documents, said Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 21 day of February, 1997.

                                          /s/ Donald R. Brattain
                                          -------------------------
                                          Donald R. Brattain, Director

                                                                      EXHIBIT 24


                               HARMONY BROOK, INC.
                                POWER OF ATTORNEY


     KNOW ALL THESE MEN BY THESE PRESENTS, that the undersigned director of Harmony Brook, Inc., a Minnesota corporation, does hereby make, constitute and appoint James C. Hawley and Donald R. Brattain, and each or any of them, his true and lawful attorneys-in-fact, with full power of substitution, for him and in his name, place and stead to sign and affix his name as director of said Corporation to the Annual Report of the Corporation on Form 10-KSB for the fiscal year ended December 31, 1996, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. within the next sixty (60) days and to file the same, with all exhibits thereto and other supporting documents, said Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 21 day of February, 1997.

                                          /s/ David Henderson
                                          -------------------------
                                          David Henderson, Director

                                                                      EXHIBIT 24


                               HARMONY BROOK, INC.
                                POWER OF ATTORNEY


     KNOW ALL THESE MEN BY THESE PRESENTS, that the undersigned director of Harmony Brook, Inc., a Minnesota corporation, does hereby make, constitute and appoint James C. Hawley and Donald R. Brattain, and each or any of them, his true and lawful attorneys-in-fact, with full power of substitution, for him and in his name, place and stead to sign and affix his name as director of said Corporation to the Annual Report of the Corporation on Form 10-KSB for the fiscal year ended December 31, 1996, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. within the next sixty (60) days and to file the same, with all exhibits thereto and other supporting documents, said Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 21 day of February, 1997.


                                   /s/ Gordon F. Stofer
                                   -----------------------------
                                   Gordon F. Stofer, Director

                                                                      EXHIBIT 24


                               HARMONY BROOK, INC.
                                POWER OF ATTORNEY


     KNOW ALL THESE MEN BY THESE PRESENTS, that the undersigned director of Harmony Brook, Inc., a Minnesota corporation, does hereby make, constitute and appoint James C. Hawley and Donald R. Brattain, and each or any of them, his true and lawful attorneys-in-fact, with full power of substitution, for him and in his name, place and stead to sign and affix his name as director of said Corporation to the Annual Report of the Corporation on Form 10-KSB for the fiscal year ended December 31, 1996, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. within the next sixty (60) days and to file the same, with all exhibits thereto and other supporting documents, said Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 21 day of February, 1997.


                                   /s/ William R. Griffin
                                   -----------------------------
                                   William R. Griffin, Director

                                                                      EXHIBIT 24


                               HARMONY BROOK, INC.
                                POWER OF ATTORNEY


     KNOW ALL THESE MEN BY THESE PRESENTS, that the undersigned director of Harmony Brook, Inc., a Minnesota corporation, does hereby make, constitute and appoint James C. Hawley and Donald R. Brattain, and each or any of them, his true and lawful attorneys-in-fact, with full power of substitution, for him and in his name, place and stead to sign and affix his name as director of said Corporation to the Annual Report of the Corporation on Form 10-KSB for the fiscal year ended December 31, 1996, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. within the next sixty (60) days and to file the same, with all exhibits thereto and other supporting documents, said Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 27th day of February, 1997.


                                   /s/ Burton J. McGlynn
                                   -----------------------------
                                   Burton J. McGlynn, Director

                                                                      EXHIBIT 24


                               HARMONY BROOK, INC.
                                POWER OF ATTORNEY


     KNOW ALL THESE MEN BY THESE PRESENTS, that the undersigned director of Harmony Brook, Inc., a Minnesota corporation, does hereby make, constitute and appoint James C. Hawley and Donald R. Brattain, and each or any of them, his true and lawful attorneys-in-fact, with full power of substitution, for him and in his name, place and stead to sign and affix his name as director of said Corporation to the Annual Report of the Corporation on Form 10-KSB for the fiscal year ended December 31, 1996, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. within the next sixty (60) days and to file the same, with all exhibits thereto and other supporting documents, said Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 28th day of February, 1997.


                                   /s/ Bill G. Johnson
                                   -----------------------------
                                   Bill G. Johnson, Director